UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                         Washington, D. C. 20549

                                FORM 8-K

                             CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d)
               OF THE SECURITIES EXCHANGE ACT OF 1934

   Date of Report (Date of earliest event reported) July 26, 2006

                 ART'S-WAY MANUFACTURING CO., INC.
         (Exact Name of Registrant As Specified In Its Charter)

                               Delaware
             State or Other Jurisdiction of Incorporation

             0-05131                           42-0920725
          (Commission                        (IRS Employer
           File No.)                     Identification Number)

                            P.O. Box 288
                      Armstrong, Iowa      50514
          (Address of Principal Executive Offices) (Zip Code)

                           (712) 864-3131
          (Registrant's Telephone Number Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

___ Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

___ Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

___ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

___ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4 (c))



                                 Form 8-K



     Item 5.02	Departure of Directors or Principal Officers; Election of
                Directors;  Appointments of Principal Officers

     On July 26, 2006, the Board of Directors of the Company appointed Michael B. Hilderbrand President and Chief Executive Officer. Mr. Hilderbrand succeeds Mr. John C. Breitung in this position, who retired at the end of May.

     Mr. Hilderbrand was most recently with Case New Holland (CNH) where he was Senior Director - Marketing, Intelligence and Analytics for the past six years.

     Items 8.01 and 9.01  Other Events; Financial Statements and Exhibits

     On July 31, 2006, the Company issued a press release announcing Mr. Hilderbrand's appointment, copy of which is attached as Exhibit 99.1.

     The foregoing information, including Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to liability under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934 except as expressly set forth by specific reference in such filing.

                                SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

				         ART'S-WAY MANUFACTURING CO., INC.


Date:  July 31, 2006 	                 By:  /s/ Carrie L. Majeski
					      Carrie L. Majeski
		                              Chief Financial Officer


                              Exhibit Index



                               Description

Exhibit No. 99.1     Art's-Way Manufacturing Co., Inc., Press Release dated
                     July 31, 2006.